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Fiscal Fourth Quarter And Full-Year 2024 Results Conference Call

August 15, 2024

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Fourth Quarter 2024 Results

Sound execution, quality of earnings, acquisition of EMI Industries underscores Q4 performance

Focus on high-value applications and consistent price discipline supports Q4 Adj. EBITDA margin of 10.9%

Results include partial quarter impact of EMI Industries which was acquired in April

Free cash flow generation over $10 million in Q4, exit FY24 with net leverage of 1.0x

Strong commercial and operational execution
F4Q24 sales 4% above PY driven by partial quarter impact of EMI. Comparable sales down 10% with growth in several vertical markets offset by continued softness in grocery demand. Q4 culminates successful year for LSI as we continued to expand our vertical market capabilities

Sustained earnings performance
Q4 Adj. EBITDA margin rate of 10.9% consistent with full year rate of 11.0%. Full year FY24 Adj. EBITDA margin increased +60 bps versus PY. Full year Adj. EBITDA of $51.4 million nearly equal to FY23, achieved on lower sales.

Solid cash flow generates strong Balance Sheet, supporting ongoing investment
Q4 cash flow contributed to full year cash generation of $38 million. Net leverage of 1.0x; total cash and availability of approximately $50 million

Display Solutions realized much improved Q4 book-to-bill ratio
Enter FY25 with strong backlog in refueling/c-store driven by large programs won in FY24. Grocery B-t-B in Q4 was over 1.0 and favorability continued through July, suggesting resumption in grocery demand

Lighting quote levels remain equal to PY, order conversion period remains lengthened
Demand levels fluctuate by market vertical. Experiencing more expiring/re-quoting due to lengthened Q-t-O cycle. Our multiple price point offering provides customers budget options

Executing on *Fast Forward* value creation initiative
Underlying demand fundamentals for our key markets supports multi-year secular growth. Acquisition of EMI expands portfolio of products and solutions, and provides significant cross-selling opportunities to both new and existing customers

CONSOLIDATED FINANCIAL RESULTS

Focus on High-Value Applications and Solid Execution Supports Quality of Earnings

Solid Q4 concludes successful FY2024

- Sales growth in refueling/C-store, QSR and other markets offset by the significant disruption in Grocery vertical demand
- Achieved full year Adj. EPS of $0.95 vs. $0.99 PY despite sales disruption
- Full year margin rate expansion across all Adj. Earnings metrics
- Full year Adj. EBITDA of $51.4 million virtually equal to PY on lower sales

Total Net Sales ($M)



$123.6
$129.0
$497.0
$469.6
FY4Q23
FY4Q24
FY23
FY24

Operating Income ($M)



9.5%
8.7%
8.4%
8.8%
$10.2
$11.7
$9.0
$11.2
$37.0
$42.0
$35.5
$41.4
FY4Q23
FY4Q24
FY23
FY24
Reported Operating Income
Adjusted Operating Income
% Sales

Net Income ($M)



7.1%
5.6%
5.8%
6.1%
$8.4
$8.8
$5.7
$7.3
$25.8
$29.0
$25.0
$28.6
FY4Q23
FY4Q24
FY23
FY24
Reported Net Income
Adjusted Net Income
% Sales

Non-GAAP Adjusted EBITDA ($M)



11.4%
10.9%
10.4%
11.0%
$14.1
$14.0
$51.6
$51.4
FY4Q23
FY4Q24
FY23
FY24
% Sales

LIGHTING SEGMENT UPDATE

Demand Activity Fluctuates by Market Vertical; Pricing Remains Steady

- Q4 sales impacted by lengthened quote-to-order conversion period
- Full year adj. gross margin rate increased by 200 basis points driven by price/mix and moderating input costs
- Project pricing expected to remain stable throughout the first half of FY25
- Steady stream of new products introduced in FY24, and key launches scheduled for FY25

Lighting Segment Sales ($M)



$71.4
$65.1
$272.5
$262.4
FY4Q23
FY4Q24
FY23
FY24

Lighting Segment Adj. Gross Margin ($M)



33.3%
33.0%
31.9%
33.9%
$23.7
$21.5
$86.8
$89.0
FY4Q23
FY4Q24
FY23
FY24
% Sales

Lighting Segment Adj. Operating Income ($M)



13.1%
13.1%
11.8%
12.8%
$9.3
$8.5
$32.1
$33.5
FY4Q23
FY4Q24
FY23
FY24
% Sales

Lighting Segment Adjusted EBITDA ($M)



14.9%
15.0%
13.8%
14.7%
$10.6
$9.8
$37.5
$38.7
FY4Q23
FY4Q24
FY23
FY24
% Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

Growth Continues in Select Verticals, Offset by Ongoing Disruption in Grocery Vertical

- Q4 Refueling/c-store sales realized double-digit growth in Q4 and enter FY25 with strong backlog
- Grocery vertical sales decreased in Q4, but year-over-year orders increased for the first time in five quarters. Book-to-bill improved measurably in Q4
- Full year comparable (excl. EMI) gross margin rate flat to PY despite sales decline
- EMI projected to deliver a solid Q1
- Well positioned in Display Solutions entering FY25



Display Solutions Segment Sales ($M)
$52.3
$63.9
$224.5
$207.2
FY4Q23
FY4Q24
FY23
FY24



Display Solutions Segment Adj. Gross Margin ($M)
23.2%
19.4%
22.3%
21.6%
$12.1
$12.4
$50.2
$44.7
FY4Q23
FY4Q24
FY23
FY24
% Sales



Display Solutions Segment Adj. Op. Income ($M)
10.6%
8.6%
11.5%
10.4%
$5.6
$5.5
$25.9
$21.5
FY4Q23
FY4Q24
FY23
FY24
% Sales



Display Solutions Segment Adjusted EBITDA ($M)
12.5%
11.0%
13.3%
12.5%
$6.5
$7.0
$29.9
$26.0
FY4Q23
FY4Q24
FY23
FY24
% Sales

DISCIPLINED WORKING CAPITAL MANAGEMENT

Favorable Working Capital Trends Continue; Inventory Aligned with Demand Levels

Reduced comparable working capital (excl. EMI) by 2% in Q4 and 4% for full year FY24

Days of Working Capital and Inventory (DIO) remain stable reflecting solid planning and stable supply chain

Maintain critical component inventory levels to capitalize on short lead-time business

Continue to effectively manage new product phase-in/phase-out inventory process.

Total Working Capital ($M)



$73.3
$76.2
$75.8
$77.2
$83.3
F4Q23
F1Q24
F2Q24
F3Q24
F4Q24

Total Inventory ($M)



$63.7
$63.1
$60.2
$60.3
$70.9
F4Q23
F1Q24
F2Q24
F3Q24
F4Q24

STRONG CASH GENERATION, BALANCE SHEET DISCIPLINE

Steady Cash Flow Trend Continues; Enabled Acquisition of EMI and Capex Investments

- Free cash flow $10 million in Q4 and $38m for full year
- Exit the year with net debt of $50 million and net leverage ratio of 1.0x
- Capex of $5.4 million in FY24, highest level in five years
- Enter FY25 with strong balance sheet supporting investments in growth
- Expect solid cash flow in FY25 prioritizing capital deployment toward debt reduction, return of capital, and growth

Free Cash Flow ($M)[1]



$15.6
$46.4
F4Q23
$9.2
$45.4
F1Q24
$7.3
$43.8
F2Q24
$11.2
$43.3
F3Q24
$10.3
$38.0
F4Q24
Free Cash Flow in Quarter
TTM Free Cash Flow

Net Debt Outstanding ($M)[2]



$33.4
Net Leverage 0.6x
F4Q23
$25.1
Net Leverage 0.5x
F1Q24
$18.9
Net Leverage 0.4x
F2Q24
$9.2
Net Leverage 0.2x
F3Q24
$50.1
Net Leverage 1.0x
F4Q24

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA


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APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the rolling five quarters ending June 30, 2024. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, and Net Debt.

NON-GAAP RECONCILIATION

LSI Industries	Q4 2023	Q4 2024	FY 23	FY 24
Net Sales	123,636	129,007	496,979	469,638
Gross Margin	35,864	33,834	136,945	133,168
Severance costs/Restructuring costs	-	-	31	508
Adjusted Gross Margin	**35,864**	**33,834**	**136,976**	**133,676**
Adjusted Gross Margin %	29.0%	26.2%	27.6%	28.5%

Lighting Segment	Q4 2023	Q4 2024	FY 23	FY 24
Net Sales	71,377	65,095	272,451	262,413
Gross Margin	23,746	21,484	86,761	89,026
Severance costs/Restructuring costs	-	-	31	-
Adjusted Gross Margin	**23,746**	**21,484**	**86,792**	**89,026**
Adjusted Gross Margin %	**33.3%**	**33.0%**	**31.9%**	**33.9%**

Display Solutions Segment	Q4 2023	Q4 2024	FY 23	FY 24
Net Sales (e)	52,259	63,912	224,528	207,226
Gross Margin	12,117	12,402	50,179	44,195
Severance costs/Restructuring costs	-	-	-	508
Adjusted Gross Margin	**12,117**	**12,402**	**50,179**	**44,703**
Adjusted Gross Margin %	**23.2%**	**19.4%**	**22.3%**	**21.6%**

NON-GAAP RECONCILIATION

LSI Industries	Q4 2023	Q4 2024	FY 23	FY 24
Net Sales	123,636	129,007	496,979	469,638
Operating Income	10,237	9,010	37,028	35,517
Acquisition Costs	-	982	-	1,001
Consulting Expense: Commercial Growth Initiatives	-	-	864	-
Severance costs/Restructuring costs	20	10	66	539
Long-Term Performance Based Compensation	1,477	1,185	3,998	4,380
Adjusted Operating Income	11,734	11,187	41,956	41,437
Adjusted Operating %	9.5%	8.7%	8.4%	8.8%
Depreciation and amortization	2,369	2,857	9,664	9,999
Adjusted EBITDA	14,103	14,044	51,620	51,436
Adjusted EBITDA %	11.4%	10.9%	10.4%	11.0%

Lighting Segment	Q4 2023	Q4 2024	FY 23	FY 24
Net Sales	71,377	65,095	272,451	262,413
Operating Income	9,192	8,450	31,633	33,327
Severance costs/Restructuring costs	20	10	51	26
Long-Term Performance Based Compensation	119	82	371	176
Adjusted Operating Income	9,331	8,542	32,055	33,529
Adjusted Operating %	13.1%	13.1%	11.8%	12.8%
Depreciation and amortization	1,311	1,223	5,423	5,166
Adjusted EBITDA	10,642	9,765	37,478	38,695
Adjusted EBITDA %	14.9%	15.0%	13.8%	14.7%

Display Solutions Segment	Q4 2023	Q4 2024	FY 23	FY 24
Net Sales	52,259	63,912	224,528	207,226
Operating Income	5,161	5,384	24,920	19,969
Severance costs/Restructuring costs	-	-	15	514
Long-Term Performance Based Compensation	403	126	925	994
Adjusted Operating Income	5,564	5,510	25,860	21,477
Adjusted Operating %	10.6%	8.6%	11.5%	10.4%
Depreciation and amortization	984	1,534	3,977	4,480
Adjusted EBITDA	6,548	7,044	29,837	25,957
Adjusted EBITDA %	12.5%	11.0%	13.3%	12.5%

NON-GAAP RECONCILIATION

LSI Industries	Q4 2023	Diluted EPS	Q4 2024	Diluted EPS	FY 23 (Full Year)	Diluted EPS	FY 24 (Full Year)	Diluted EPS
Net Income Reported	$ 8,415	$ 0.28	$ 5,668	$ 0.19	$ 25,762	$ 0.88	$ 24,977	$ 0.83
Acquisition Costs			$ 722	$ 0.02	$ -	$ -	$ 735	$ 0.02
Consulting Expense: Commercial Growth Initiatives			-	-	707	0.02	-	-
Severance costs/Restructuring costs	13		6	-	51	-	396	0.01
Long-Term Performance Based Compensation	771	0.03	906	0.03	2,879	0.10	3,272	0.11
Tax Rate Difference between reported and adjusted net income	(402)	(0.01)	(24)	-	(402)	(0.01)	(755)	(0.03)
Net Income Adjusted	$ 8,797	$ 0.30	$ 7,278	$ 0.24	$ 28,997	$ 0.99	$ 28,625	$ 0.94
Adjusted Net Income %	7.1%		5.6%		5.8%		6.1%	

NON-GAAP RECONCILIATION

LSI Industries	Q4 2023	Q4 2024	Full Year FY 23	Full Year FY 24
Net Income Reported	**8,415**	**5,668**	**25,762**	**24,977**
Income Tax	1,130	2,219	7,564	8,122
Interest Expense, net	764	1,003	3,687	2,156
Other expense (Income)	(72)	121	15	262
Operating Income as Reported	**10,237**	**9,011**	**37,028**	**35,517**
Depreciation and amortization	2,369	2,856	9,664	9,999
EBITDA	**12,606**	**11,867**	**46,692**	**45,516**
Acquisition Costs	-	982	-	1,001
Consulting Expense: Commercial Growth Initiatives	-	-	864	-
Severance costs/Restructuring costs	20	10	66	539
Long-Term Performance Based Compensation	1,477	1,185	3,998	4,380
Adjusted EBITDA	**14,103**	**14,044**	**51,620**	**51,436**
Adjusted EBITDA as a percentage of Sales	**11.4%**	**10.9%**	**10.4%**	**11.0%**

NON-GAAP RECONCILIATION

Free Cash Flow	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 24
Cash Flow from Operations	17,038	10,592	9,276	12,429	11,096	43,393
Less: Capital Expenditures	(1,454)	(1,393)	(1,956)	(1,277)	(762)	(5,388)
Free Cash Flow	15,584	9,199	7,320	11,152	10,334	38,005

Net Debt Outstanding and Leverage Ratio	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Total Debt	35,200	28,669	21,521	16,354	54,229
Less: Cash	(1,828)	(3,533)	(2,660)	(7,175)	(4,110)
Net Debt	33,372	25,136	18,861	9,179	50,119
Adjusted EBITDA - Trailing Twelve Months	51,620	53,408	51,489	51,496	51,451
Net Leverage Ratio	0.6	0.5	0.4	0.2	1.0

Organic Sales	Q4 2023	Q4 2024	% Variance
Lighting Segment	71,377	65,095	-8.8%
Display Solutions Segment	52,259	63,912	22.3%
Total Net Sales	123,636	129,007	4.3%
Less:			
EMI	-	18,074	
Total Organic Net Sales	123,636	110,933	-10.3%


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LSI Investor Relations